EXHIBIT 10.5
[PROGINET LOGO OMITTED]

               DISTRIBUTOR  AGREEMENT                                   3/23/00
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                                                            PROGINET CORPORATION
                                                           DISTRIBUTOR AGREEMENT

0.   Recitals.................................................................3

1.   Ownership................................................................3

2.   Grant of Rights..........................................................3

3.   Term.....................................................................3

4.   Invoicing, Fees, and Payment Terms.......................................4

5.   Client(s) Software License Agreements....................................5

6.   Marketing Responsibilities and Other Duties of DISTRIBUTOR...............6

7.   Product Supply, Staffing and Education...................................6

8.   Technical Support........................................................6

9.   Reports and Audit Rights.................................................6

10.  Non-Compete..............................................................7

11.  Warranty and Indemnity...................................................7

12.  Termination..............................................................7

13.  Confidentiality..........................................................7

14.  Miscellaneous............................................................8

15.  Signatures...............................................................9

Exhibit A      Product Descriptions...........................................10

Exhibit B      Trademarks of Proginet Corporation.............................10

Exhibit C      Territories and Minimal Annual Quota...........................10

Exhibit D      Trial License Agreement........................................11

Exhibit E      Software and License Fees......................................12

Exhibit F      Distributor Program Levels.....................................13

Exhibit G      Distributor's Software License Agreement.......................14

Exhibit H      DISTRIBUTOR Function Requirements..............................15

Exhibit I      Termination Process............................................16

Exhibit J      Contract Summary Form..........................................18

0.   RECITALS

     THIS DISTRIBUTOR AGREEMENT is made as of ------------, by and between Proginet Corporation, a Delaware corporation, having a principal place of business at 200 Garden City Plaza, Garden City, New York, 11530 USA ["PROGINET"], and ____________ a corporation organized under the laws of ------------ having a principal place of business at ------------ ["DISTRIBUTOR"].


     WHEREAS, PROGINET is the owner and/or lawful licensor of certain PRODUCTS, including computer software programs, as such term is hereinafter defined; and

     NOW, THEREFORE, in consideration of the mutual promises and covenants as herein contained, it is agreed between DISTRIBUTOR and PROGINET as follows:


1.   OWNERSHIP

     A. DISTRIBUTOR agrees that the PRODUCTS, as listed in EXHIBIT A, TRADEMARKS, as listed in EXHIBIT B, and all ideas, discoveries, inventions, programs, routines, sequences and works of authorship embodied therein, and all copyright, trade secret, and other right, title and interest therein, are the sole property of PROGINET, and that by this Agreement, DISTRIBUTOR shall gain no right, title or interest in the PRODUCTS. DISTRIBUTOR shall at all times represent that the PRODUCTS are the property of PROGINET and that DISTRIBUTOR is acting as an authorized DISTRIBUTOR for PROGINET.


2.   GRANT OF RIGHTS

     A. Subject to the provisions of this Agreement, PROGINET hereby grants to DISTRIBUTOR the following non-exclusive, non-transferable rights in the TERRITORY (See EXHIBIT C):

          1. the right to market and offer for sale licenses of PRODUCTS from PROGINET to CLIENT(S); 2. the right and license to use the PRODUCTS for demonstration purposes to the CLIENT(S); and

     B. The rights referred to in SECTION 2.A herein above are subject to DISTRIBUTOR'S meeting of Minimum Annual Revenue Quotas for each TERRITORY as specified in EXHIBIT C hereto.

     C. PROGINET reserves the right to market, license, sell, install and service the PRODUCTS for any CLIENT, either directly or through a related person or company in the TERRITORY. DISTRIBUTOR may register a prospect via a signed Trial License Agreement, attached as EXHIBIT D with Proginet. That prospect will be "protected" for a period of up to ninety (90) days.

     D. Any dispute between DISTRIBUTOR and any other representative, agent or DISTRIBUTOR of PROGINET shall be arbitrated by PROGINET, in its sole discretion, in accordance with the written agreements between Proginet and its DISTRIBUTOR(s), and PROGINET'S then-current marketing policies. This relates only to DISTRIBUTOR to DISTRIBUTOR Disputes. PROGINET'S decision regarding such dispute shall be final and binding on the parties involved. PROGINET will establish and issue procedures to be followed by all parties to mitigate conflict between all such parties.

     E. Any dispute, controversy or claim arising out of or in connection with this Agreement between DISTRIBUTOR and PROGINET, or any breach thereof, shall be settled exclusively and finally by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association, and judgment upon such an award rendered by the arbitrator may be entered in any court having jurisdiction thereof. A decision of the arbitrator shall be binding and conclusive on the parties hereto and shall not be subject to any appeal. All limitations of liability set forth in this Agreement, shall be binding and given full force and effect in any such arbitration. The fees and expenses of any arbitration hereunder, including of the arbitrator, shall be advanced equally by the parties, and each party shall be responsible for its own attorneys' fees in connection with an arbitration. Notwithstanding the foregoing, the parties' final responsibility for all arbitration fees and related attorneys' fees and expenses shall be subject to the final decision of the arbitrator.

3.   TERM

     A. The term of this Agreement shall be valid for an initial period of two years from the EFFECTIVE DATE. The EFFECTIVE DATE of the contract will be the Agreement date as depicted in the section above.

4.   INVOICING, FEES, AND PAYMENT TERMS

     A. PROGINET's recommended prices prevailing at the Effective Date are set out in EXHIBIT E. The "Recommended Retail Price" ("Fees") shall be binding upon the DISTRIBUTOR. However, the DISTRIBUTOR shall have the right to establish a different selling price upon written approval from PROGINET. Whether the price set with the customer is the "Recommended Retail Price" or a price that has been pre-approved in writing by PROGINET, the DISTRIBUTOR will receive the percentage of the sale as defined in EXHIBIT F. Proginet receives the remaining balance of the sale.

     B. PROGINET shall provide DISTRIBUTOR from time to time with a list of its recommended prices for the resale of the Products, Maintenance, and other services ("Recommended Retail Prices").

     C. DISTRIBUTOR will handle all invoicing of Customer, with a copy of the invoice being sent simultaneously to the Customer and to the following address:


          Proginet Corporation
          200 Garden City Plaza
          Garden City, New York 11530
          United States of America
          Attention: Accounts Receivable
          or via FAX to +1.516.248.3360

          The invoice will specify that payment is to be made directly to DISTRIBUTOR. PROGINET will bill DISTRIBUTOR the full license amount and provide a commission credit as specified in this agreement. Once payment is received, the DISTRIBUTOR will wire PROGINET's portion to the following bank account:

         Bank Name:                 CITIBANK NA
         Bank Address:              204 OLD COUNTRY ROAD
                                    MINEOLA, NEW YORK 11501
                                    USA
         ABA Number:                021000089
         Account Number::           234 14 118
         Company Name:              PROGINET CORPORATION



     D. DISTRIBUTOR shall pay PROGINET within ten (10) calendar days after the date of DISTRIBUTOR's actual receipt of payment from CLIENT(S), customers, licensees or any other source from which PROGINET is due monies. DISTRIBUTOR shall make all payments to PROGINET's designated bank (as stated in 4C) via direct wire transfer in U.S. Dollars.

     E. DISTRIBUTOR shall promptly notify PROGINET of all wire transfers by FAX. Payment is due in cleared funds at PROGINET's designated bank account.

     F. In addition to any other rights belonging to PROGINET, a late fee of 18% per annum is due from DISTRIBUTOR to PROGINET for every month or fraction thereof, for which payment is late, after the first thirty-
          (30) days. If PROGINET brings any proceeding for collection of any sums due or to enforce any provisions of the Agreement, DISTRIBUTOR shall pay to PROGINET all expenses incurred by PROGINET in such collection or enforcement including consul fees, and all monies that shall be deemed and awarded in such proceedings.

     G. If DISTRIBUTOR should fail to remit payment(s) due PROGINET within the time period specified, PROGINET may, at its sole discretion, provide DISTRIBUTOR with fifteen (15) days written notice of PROGINET's intent to terminate this Agreement in accordance with SECTION 12 hereof. Termination by PROGINET for failure to remit payments(s) shall not excuse DISTRIBUTOR from its obligations to pay PROGINET the amounts due to PROGINET.

     H. Maintenance fees paid by customer shall be recognized and earned according to the United States version of General Accepted Accounting Practices (GAAP), and can not be recognized by either party until they are earned. In the event of termination of this agreement, the unearned portion of Distributor portion of the maintenance for each customer that is held by DISTRIBUTOR must be returned to PROGINET.

     I. DISTRIBUTOR shall bear all applicable taxes including but not limited to franchise sales, use, reason, property, ad valorem, value added, stamp or other taxies levies, customs, duties or other imposts or fees (hereinafter collectively called ("tax") levied by the government of the market areas, and DISTRIBUTOR shall pay any such tax directly. DISTRIBUTOR shall reimburse PROGINET for any additional local tax paid by Proginet. This tax clause will apply during and after termination of this agreement whenever PROGINET must pay and/or collect a tax from DISTRIBUTOR according to applicable law as interpreted by the revenue authorities of the taxing unit. DISTRIBUTOR shall hold PROGINET harmless for any taxes collected and not remitted to appropriate taxing authorities.

     J. In the event that funds are remitted by a customer in a currency other than U.S. Dollars, the following rules apply:

          1) DISTRIBUTOR must remit to PROGINET a U.S. Dollar amount that has been converted to the specified amount in the signed contract between the distributor, client, and Proginet, and must use an exchange rate that falls within 30 days of the day the contract was signed.

          2) If DISTRIBUTOR fails to lock in a rate within the 30 days as specified above, PROGINET will book the sale based on the rate on the 30th day following the signed contract. DISTRIBUTOR is obligated to pay the U.S. Dollar amount based on this locked rate.


5.   CLIENT(S) SOFTWARE LICENSE AGREEMENTS


     A. All licenses of PRODUCTS from PROGINET to CLIENT (S) shall be pursuant to a Software License Agreement between DISTRIBUTOR , CLIENT (S), and Proginet. , and PROGINET will provide DISTRIBUTOR with a copy of our standard Software License Agreement (SLA).B. PROGINET recommends that DISTRIBUTOR use PROGINET's standard Software License Agreement (SLA). If DISTRIBUTOR does not use PROGINET's Standard Software License Agreement, then DISTRIBUTOR must sign an Affirmation that states that the Software License Agreement that is signed is consistent with PROGINET'S Standard Software License Agreement in all material aspects as they relate to definitions, ownership, license granted, general conditions, maintenance, services excluded, fees and payment terms, liability/warranty, escrow of source code, remedy limitations, non-disclosure, audit, governing law, compliance with laws, termination, modification, serviceability, assignment notice, and other provisions and counterparts. Similar to PROGINET's SLA, the DISTRIBUTOR'S SLA must be a tri-party agreement that is to be signed by the Customer, DISTRIBUTOR and PROGINET. This agreement is attached hereto as EXHIBIT G.

          As to local jurisdiction, it is agreed that the contract is in compliance with all business and legal issues and consistent with regional software license agreements. Any material diversion from any of the above sections must be reflected in writing to PROGINET at the time of license submission to PROGINET. Such license must be approved by Proginet, in writing, for such agreement to be binding.

     C. The SOFTWARE LICENSE FEES and MAINTENANCE FEES at which DISTRIBUTOR offers the PRODUCTS for license are set forth in a price list annexed hereto as EXHIBIT E. EXHIBIT may, at any time, be changed by PROGINET upon thirty (30) days prior written notice to DISTRIBUTOR. Any offers that are documented to be outstanding will be honored by PROGINET at the early price levels.

     D. PROGINET shall use its best efforts to communicate changes in its prices, terms, conditions and/or agreement forms to DISTRIBUTOR at least thirty (30) calendar days in advance of their becoming effective. In promoting licenses of PRODUCTS in the TERRITORY, DISTRIBUTOR shall quote to CLIENT (S) only the most recent terms, conditions and agreement forms, and shall quote PROGINET'S SOFTWARE LICENSE FEES and MAINTENANCE FEES for the PRODUCTS, separately, from each other and from DISTRIBUTOR'S quotes for any services as may be offered by DISTRIBUTOR to the CLIENT (S). Any offers made by DISTRIBUTOR on the basis of then current pricing shall be binding on Proginet for a period of ninety (90) days. Any prices which have been approved by Proginet, that are included in the customer contract for future upgrades will prevail over Proginet standard pricing.

     E. A duplicate executed copy of each CLIENT (S) contract, shall be promptly furnished to PROGINET by DISTRIBUTOR. DISTRIBUTOR is to provide a copy of the executed Software License Agreement to PROGINET within five (5) days of the date of execution.

     F.   A PRODUCT license shall be considered complete upon:

          1. the acceptance and signature by DISTRIBUTOR and PROGINET of an approved form Software License Agreement signed by the CLIENT; and
         2. PROGINET'S timely receipt of a copy of a fully executed Software License Agreement; and Contract Summary Form (EXHIBIT J), including the Distributors Affirmation Form (if applicable), and
         3. either (a) PROGINET'S receipt of payment in full of the SOFTWARE LICENSE FEES and first year's MAINTENANCE FEES or (b) PROGINET'S written approval of a schedule of payments of such fees specifically applicable to a particular CLIENT.

     G. DISTRIBUTOR shall assist CLIENT (S) in the completion of Software License Agreements in the standard form provided by PROGINET and shall instruct CLIENT (S) to make all payments of SOFTWARE LICENSE FEES and MAINTENANCE FEES directly to DISTRIBUTOR. All Software License Agreements shall be subject to acceptance or rejection, by PROGINET, in its sole discretion.

     H. Each license granted under the Sales License Agreement authorizes the Licensee to use a single Licensed Program in machine readable form on a single Central Processing Unit (CPU) ("Designated CPU") or at a single workstation ("Seat") as set forth in Schedule "A". If the Designated CPUs cannot be used because of equipment malfunctions, Licensee may temporarily use a Licensed Product on another CPU at the Site. Licensee may, in case of emergency, temporarily use the Licensed Products on other CPUs at another location, subject to prior written notice to and written approval by Proginet. Licensee may replace or upgrade the Designated CPU upon written notice to and approval by Proginet, contingent upon the following paragraph.

     I. If at the time a Designated CPU is replaced or upgraded, a license on the new Designated CPU would be at a greater cost than would a license on the original Designated CPU. The Licensee will be invoiced for the difference between the license fee for the original Designated CPU and the new Designated CPU.

6.   MARKETING RESPONSIBILITIES AND OTHER DUTIES OF DISTRIBUTOR

     A. DISTRIBUTOR shall use its best efforts to promote and support licenses of PRODUCTS in the TERRITORY and to meet or exceed Minimum Annual Revenue Quotas in accordance with this Agreement.

     B. DISTRIBUTOR SHALL PROVIDE ALL OF THE SERVICES SPECIFIED IN EXHIBIT F FOR THE LEVEL OF MEMBERSHIP SPECIFIED AND AGREED TO BY THE DISTRIBUTOR AND PROGINET IN EXHIBIT F, AND AS SPECIFIED IN SECTION 4B.


7.   PRODUCT SUPPLY, STAFFING AND EDUCATION

     A. PROGINET will supply DISTRIBUTOR with the PRODUCTS, documentation, and technical information by electronic media, which may include compact discs, diskettes, tapes or other binary form.

     B. PROGINET will maintain the PRODUCTS and supply DISTRIBUTOR with one copy of the revised PRODUCTS, documentation or such materials as may be reasonably requested by DISTRIBUTOR to enable DISTRIBUTOR to provide LEVEL ONE (1) SUPPORT,, as defined in Section 8Ato customers of the PRODUCTS in the TERRITORY.


8.   TECHNICAL SUPPORT

     A. DISTRIBUTOR will be responsible for providing LEVEL ONE (1) SUPPORT. LEVEL ONE (1) SUPPORT includes communication directly with customers and prospective customers, including phone calls, faxes, and electronic mail that include questions relating to PRODUCTS functionality, computing environment, and pre-requisite software. DISTRIBUTOR shall be solely responsible for providing all CLIENTS in the TERRITORY with first level technical support. DISTRIBUTOR will collect diagnostic information from CLIENTS and prospective customers and forward such information electronically (machine-readable format) to PROGINET.

     B. DISTRIBUTOR shall not incorporate, or authorize any other person to incorporate, any PRODUCTS, in whole or in part, in any other computer software PRODUCTS except with the prior written consent of PROGINET.


9.   REPORTS AND AUDIT RIGHTS

     A.   DISTRIBUTOR shall render the following written reports to PROGINET.

         1. Commencing on the first full month after the effective date of this Agreement, during the remainder of the term of this Agreement, DISTRIBUTOR will provide, on or before the fifth (5TH) day of each month, a written Monthly Sales Report with information on all sales and trial activity. A section of this report will be dedicated to recommend PRODUCT enhancements with time parameters based on customer usage and feedback.
         2. On a quarterly basis, the DISTRIBUTOR will provide on or before the fifth (5TH) day of the following month an analysis of the marketplace with changes from the previous quarter as well as a further review of sales performance within the marketplace with prior quarterly comparisons.

10.  NON-COMPETE

     A. During the term of this Agreement and any extensions or renewals hereof, DISTRIBUTOR, its principals, agents, and employees, will not directly or indirectly engage anywhere in the TERRITORY in the promotion, marketing, distribution, sale or licensing of, or act as sales agent, representative or distributor of, any computer software program or other product which competes with the PRODUCTS, or related PRODUCTS, or authorize any other person to engage in any of such acts; among other related PRODUCTS are expressly included IBM mainframe file transfer and security PRODUCTS for IBM or "plug compatible" mainframe computers, including any that use the "370," "390," "XA" or "ESA" architectures, and Microsoft Windows NT and related PRODUCTS. This is meant to only affect the period of this agreement. DISTRIBUTOR may work with a competitor of Proginet's if they wish to resign as a distributor of Proginet's Products.

     B. DISTRIBUTOR shall not, without PROGINET'S prior written approval, directly or indirectly, engage in or have a financial interest in the production, reproduction, sale, licensing, distribution or servicing of any software, program or product which competes directly with the PRODUCTS.

11.  WARRANTY AND INDEMNITY


     A. PROGINET REPRESENTS THAT THE PRODUCTS WILL SUBSTANTIALLY CONFORM TO ITS SPECIFICATIONS AS DESCRIBED IN THE USER MANUAL, BUT PROGINET DOES NOT WARRANT THAT THE PRODUCTS WILL BE ERROR-FREE.

     B. DISTRIBUTOR AGREES AND ACKNOWLEDGES THAT THIS IS NEITHER A CUSTOM SOFTWARE AGREEMENT, NOR A CONTRACT TO DEVELOP SOFTWARE. PROGINET MAKES NO OTHER WARRANTY AS TO THE DESIGN, CAPABILITY, CAPACITY OR SUITABILITY OF ITS PRODUCTS. ANY STATEMENTS MADE BY PROGINET OR ITS EMPLOYEES, INCLUDING BUT NOT LIMITED TO, STATEMENTS REGARDING CAPACITY, SUITABILITY FOR USE, OR PERFORMANCE OF ITS PRODUCTS SHALL NOT BE DEEMED A WARRANTY OR REPRESENTATION BY PROGINET FOR ANY PURPOSE, NOR GIVE RISE TO ANY LIABILITY OR OBLIGATION OF PROGINET. PROGINET DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN THE PRODUCTS WILL MEET ANY LICENSEE'S REQUIREMENTS OR THAT THE OPERATION OF THE PRODUCTS WILL BE UNINTERRUPTED OR ERROR FREE.

     C. THE ONLY WARRANTIES (AND REMEDIES FOR BREACH THEREOF) MADE BY PROGINET WITH RESPECT TO THE PRODUCTS SHALL BE THOSE MADE TO DISTRIBUTOR IN THIS AGREEMENT AND TO CLIENT(S) IN THE AUTHORIZED FORM OF SOFTWARE LICENSE AGREEMENT. DISTRIBUTOR SHALL NOT MAKE OR GIVE, AND SHALL INDEMNIFY, DEFEND AND HOLD PROGINET HARMLESS AGAINST ANY LOSS, LIABILITY OR EXPENSE (INCLUDING COSTS AND PROGINET'S REASONABLE ATTORNEYS' FEES) ARISING OUT OF OR IN CONNECTION WITH ANY REPRESENTATION, WARRANTY, PROMISE OR ASSURANCE MADE BY DISTRIBUTOR WITH RESPECT TO THE PRODUCTS. PROVIDED THAT DISTRIBUTOR FULFILLS ALL OF THE REQUIRED POLICIES AND PROCEDURES OF PROGINET, PROGINET AGREES TO HOLD DISTRIBUTOR HARMLESS OF ANY CLAIMS FROM CUSTOMERS IF PROGINET FAILS TO TAKE APPROPRIATE MEASURES TO FIX TECHNICAL PROBLEMS WHICH ARE CAUSING SEVERE PRODUCTION IMPACT AND/OR BUSINESS LOSS, DESPITE DISTRIBUTOR HAVING NOTIFIED PROGINET OFF SUCH A SITUATION, THROUGH PROGINET'S STANDARD PROBLEM REPORTING METHODS, AND ESCALATIONS.

     D. IN NO EVENT SHALL PROGINET BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, PUNITIVE, INCIDENTAL OR SPECIAL DAMAGES.

12.  TERMINATION

A. For cause, due to breach of contract as outlined within this agreement, either party may terminate this Agreement, by giving the other party written notice to such effect, in which case this Agreement shall terminate ninety (90) days from and after the date of such notice, otherwise the Agreement shall be valid for the term described in Clause 3. Upon receipt of the Termination Letter, the process as described in EXHIBIT I TERMINATION PROCESS.


13.  CONFIDENTIALITY

     A. DISTRIBUTOR agrees that the CONFIDENTIAL INFORMATION is confidential and may contain trade secrets belonging to or in the custody of PROGINET.

          1. DISTRIBUTOR acknowledges that the PRODUCTS are proprietary, embody trade secrets and are not in the public domain and that PROGINET does not, by this Agreement, convey or otherwise give up any rights or OWNERSHIP of the PRODUCTS to DISTRIBUTOR or to anyone else.

          2. DISTRIBUTOR acknowledges that the placement of a copyright, patent pending, patented or other similar notice within or on any media containing CONFIDENTIAL INFORMATION does not constitute publication or otherwise impair the confidential nature thereof.

          3. DISTRIBUTOR further acknowledges that unauthorized use or disclosure of any of the CONFIDENTIAL INFORMATION will cause irreparable harm to PROGINET. Therefore, during the term of this Agreement and thereafter for so long as the CONFIDENTIAL INFORMATION is not in the public domain, through no act or failure to act on the part of DISTRIBUTOR,

               DISTRIBUTOR shall: (a) use or disclose the CONFIDENTIAL INFORMATION only as authorized under this Agreement and only to the extent necessary to perform its obligations hereunder; (b) use reasonable care to prevent other parties from gaining access to the CONFIDENTIAL INFORMATION; (c) take all reasonable steps to prevent duplication of or unauthorized access to the CONFIDENTIAL INFORMATION by any employee of DISTRIBUTOR or other party; (d) under PROGINET authorization, allow its employees and/or agents access to the CONFIDENTIAL INFORMATION only for the fulfillment of DISTRIBUTOR'S obligations under this Agreement and, prior to allowing such access, notify each employee and any DISTRIBUTOR agent in writing of DISTRIBUTOR'S confidentiality obligations arising hereunder, and (e) ensure that all copyright, patent, trade or service confidentiality and nondisclosure labels or notices are applied in accordance with this Agreement and are not removed.

14.  MISCELLANEOUS

     A. Neither PROGINET nor DISTRIBUTOR shall, without the other party's written consent, knowingly employ, solicit or offer employment to any employee, agent or contractor of the other party while DISTRIBUTOR is providing services to such other party.

     B. It is expressly agreed that in the event of any breach of this Agreement by either party hereto, the non-breaching party may not have an adequate remedy at law and therefore, the parties agree that, in addition to the other remedies, such aggrieved party shall be entitled to injunctive or other equitable relief to enforce the performance hereof.

     C. Neither this Agreement nor any of DISTRIBUTOR'S rights or duties hereunder shall be assigned or otherwise delegated or transferred by DISTRIBUTOR without PROGINET'S prior written consent.

     D. This Agreement creates no relationship of joint ventures, partners, associates or parties hereto acting as principals. Distributor is an agent for Proginet.

     E. If any provision of this Agreement is found to be illegal, invalid or unenforceable, such finding shall not affect the legality, validity or enforceability of the other provisions of this Agreement.

     F. This Agreement and its exhibits shall constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all other agreements and understandings between the parties with respect to such subject matter.

     G. This Agreement shall be governed by the laws of the State of New York, United States of America, without giving effect to principles of conflicts of laws.



------------------------------------------------------- -----------------------------------------------------
DISTRIBUTOR                                             Proginet
------------------------------------------------------- -----------------------------------------------------
                                                        Proginet Corporation
                                                        200 Garden City Plaza
                                                        Garden City, New York  11530
                                                        Attention: President
                                                        Tel: +1.516.248.2000
                                                        FAX: +1.516.248.4398
------------------------------------------------------- -----------------------------------------------------
                                                        With a copy to:
------------------------------------------------------- -----------------------------------------------------
                                                        Parker Chapin Flattau & Klimpl, LLP
                                                        1211 Avenue of the Americas
                                                        New York, New York 10036
                                                        Tel: +1.212.7046.6000
                                                        Fax: +1.212.704.6288
                                                        Attn: James Alterbaum, Esq.
------------------------------------------------------- -----------------------------------------------------


15.      SIGNATURES

IN WITNESS WHEREOF, PROGINET and DISTRIBUTOR each has caused this Agreement to be executed on its behalf by its duly authorized officer.

------------------------------------------------------ ------------------------------------------------------
Agreed:                                                Agreed:
------------------------------------------------------ ------------------------------------------------------
                                                       PROGINET CORPORATION
------------------------------------------------------ ------------------------------------------------------




------------------------------------------------------ ------------------------------------------------------
Title                                                  Title
------------------------------------------------------ ------------------------------------------------------
Date                                                   Date:
------------------------------------------------------ ------------------------------------------------------

EXHIBIT A      PRODUCT DESCRIPTIONS

     (1) SecurPass(TM) - a network utility that automatically synchronizes the security passwords of Windows NT LAN users with their corresponding mainframe passwords. This reduces the number of passwords users must use to get access to their applications or data.

          SecurPass is a security administration application, which enables disparate information security systems to work as one. SecurPass helps corporate security administrators, help desk staff and end users manage the complexities of multi-platform environments. SecurPass "harmonizes" native Microsoft Windows NT security with standard IBM mainframe, Novell, and UNIX security systems, providing password synchronization between different environments. SecurPass is the only solution of its kind, which does not require code at every desktop.

          SecurPass was jointly developed by Proginet and Microsoft, guaranteeing total support and compliance with Microsoft Windows NT, Microsoft BackOffice, and all other Microsoft components used in the enterprise.

     (2) CyberFUSION(TM) - provides secure and reliable file transfer between internal and remote users, business partners and customers across both corporate networks and the Internet. CyberFUSION data transmissions combine enterprise-strength automation, remote execution, administration, and audit with industry standard encryption and compression.

     (3) FUSION FTMS(TM)- a multi-protocol file transfer management system designed to improve the management and cost efficiencies of information transfer between distributed Windows NT LANs and MVS enterprise servers.

     (4) IND$File(R) Plus - IND$File(R) Plus is an IBM mainframe based software product that allows a PC user to send and receive files to and from a mainframe computer.


EXHIBIT B      TRADEMARKS OF PROGINET CORPORATION

---------------------------- -------------------------- -------------------------- --------------------------
Proginet(TM)                    Fusion FTMS(TM)               Net/WrkNT(TM)                 Net/WrkVMS(TM)
---------------------------- -------------------------- -------------------------- --------------------------
Host.FTAM(TM)                   Fusion SERVER(TM)             Net/WrkWIN(TM)                NetWrk36(TM)
---------------------------- -------------------------- -------------------------- --------------------------
FTAM.FUSION(TM)                 SecurPass(TM)                 Net/Wrk6000(R)                NetWrkVISION(TM)
---------------------------- -------------------------- -------------------------- --------------------------
IND$File(R)                     CyberFUSION(TM)               Net/Wrk HPUX(TM)              Net/WrkSecure(TM)
---------------------------- -------------------------- -------------------------- --------------------------
IND$File(R) Plus                Net/Wrk400(R)                 Net/WrkMVS(TM)                Net/WrkOS2(TM)
---------------------------- -------------------------- -------------------------- --------------------------


Trademarks of Novell Inc. under license to Proginet Corporation:

---------------------------- --------------------------
Network Navigator for MVS    NetWare Navigator
---------------------------- --------------------------

EXHIBIT C     TERRITORIES AND MINIMAL ANNUAL QUOTA

          The amount for each Minimum Annual Revenue Quota shall mean the amount of gross U.S. dollars actually collected and deposited by PROGINET for revenues received for new licenses of the Product during the applicable quota year. The following Minimum Annual Revenue Quotas shall commence on the effective date of this Agreement, and continue for each "quota year" thereafter for the term of this Agreement as indicated.

------------------------------------------- -------------------------------------- ------------------------------
                TERRITORY                                YEAR ENDED                        MINIMUM QUOTA
------------------------------------------- -------------------------------------- ------------------------------

------------------------------------------- -------------------------------------- ------------------------------

------------------------------------------- -------------------------------------- ------------------------------

------------------------------------------- -------------------------------------- ------------------------------

EXHIBIT D     TRIAL LICENSE AGREEMENT

In accordance with the delivery and installation of the Proginet Software Product, hereinafter referred to as "Product", Proginet Corporation, hereinafter referred to as "Licensor", and --------------------------, hereinafter referred to as "Trial Licensee", agree to the following:

1. Trial Licensee accepts the Product shipment on ________________ for installation and evaluation for thirty (30) days at the Site listed below and on the Central Processing Unit(s) listed below.

2. Trial Licensee acknowledges and agrees that the Product is proprietary to Licensor, and Trial Licensee agrees to keep any and all information relating to the use of the Product confidential, including, but not limited to, the Product, documentation, specifications, flow charts, and logic diagrams. Trial Licensee further agrees that it will not copy, distribute, or disclose any information relating to the use of the Product to anyone other than those persons who require disclosure to carry out their responsibilities. Trial Licensee will hold any and all information in trust and confidence, and will not use any such information to the detriment of Licensor in any manner.

3. Licensor will not be liable for any direct, indirect, special, or consequential damages relating to the use of the Product.

4. Upon termination of the evaluation period, Trial Licensee shall either: (a) enter into a License Agreement for the Product; or (b) discontinue using the Product, return the Product and any related materials to Licensor, and delete all copies of the Product from its computer libraries.


-------------------------------------------------------------------
To be completed by trial licensee:



Trial Licensee                                     Address:
(Company):       --------------------------                -----------------------------------------------


Authorization                                             Date
Signature                                                               Phone
                ----------------------------------------                         -----------------------------
Name                                                                    Fax
                -----------------------------------------                         -----------------------------
Title                                                                   Email
                -----------------------------------------                         -----------------------------

Senior                                                    Date

Management
Signature                                                               Phone
                -----------------------------------------                         -----------------------------
Name                                                                    Fax
                -----------------------------------------                         -----------------------------
Title                                                                   Email
                -----------------------------------------                         -----------------------------

Technical                                                 Date

Contact
Signature                                                               Phone
                -----------------------------------------                         -----------------------------
Name                                                                    Fax
                -----------------------------------------                         -----------------------------
Title                                                                   Email
                -----------------------------------------                         -----------------------------

Date and Time of Installation               Yes         No (Trial Can Not Start Until this is received by
                                                        Proginet)
------------------------------------------- ----------- -------------------------------------------------------
Pre Installation Check list attached?
------------------------------------------- ----------- -------------------------------------------------------

EXHIBIT E     SOFTWARE AND LICENSE FEES

     The current Price List is attached to this document.

EXHIBIT F     DISTRIBUTOR PROGRAM LEVELS

Proginet has two distributor program levels. They are defined in order to best serve and support distributors as well as customers of Proginet Products. Each Distributor level is to be agreed to upon signing of this agreement. All distributor levels will be reviewed after six months.

The Program levels are as follows:

Distributor of Proginet will provide the following: 1) Lead generation, getting potential customers that will use the software, 2) RFI/RFP Response 3) Trial support, LEVEL ONE (1) SUPPORT, as defined in Section 8A during the trial period, 4) Contract negotiations, getting the customer to sign the contract or the sale. In return for these services, Distributor will receive the indicated percentage of the purchase price of the software (excluding maintenance).

GOLD LEVEL Pure Sales Distributors participating in the Gold Program will receive thirty five percent [35%] of the initial sales price. For this DISTRIBUTOR will provide:

     1) Lead generation, getting potential customers that will use the software,

     2)   RFI/RFP Response

     3) Trial support, LEVEL ONE (1) SUPPORT as defined in Section 8A during the trial period

     4) Contract negotiations, getting the customer to sign the contract for the sale.

     The on going billing, and support, will be handled directly by Proginet. Additional interaction with the customer on the part of the distributor is for the purposes of add-on sales, and as such come from the NLR percentage only. There is no maintenance fee paid by Proginet to the Distributor.

PLATINUM LEVEL Front Line Support - Distributors participating in the Platinum Program will receive fifty percent [50%] of the initial sales price. For this DISTRIBUTOR will provide:

     1) Lead generation, getting potential customers that will use the software,

     2)   RFI/RFP Response

     3) Trial support, LEVEL ONE (1) SUPPORTas defined in Section 8A during the trial period

     4) Contract negotiations, getting the customer to sign the contract for the sale.


     Distributors participating at this level will handle billing and Level One-Customer Support Issues. The customer will call their Platinum Distributor with all inquiries and issues. The Platinum Distributor will pass all requests and/or problems onto Proginet and will keep the customer appraised of the status of any and all issues.

     The Platinum Distributor will receive fifty percent [50%] of all maintenance received for their customers, in addition to the predetermined percentage of the initial sales price. Platinum level support requirements are defined in the attached EXHIBIT H DISTRIBUTOR FUNCTION REQUIREMENTS, steps 1 - 9.



-------------------------------------------------------------------------------------------------------------
         This Distributor Agreement is being signed for a _____________________ Level Distributor.
-------------------------------------------------------------------------------------------------------------
Distributor                                             Proginet Corporation
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------

EXHIBIT G     DISTRIBUTOR'S SOFTWARE LICENSE AGREEMENT

     To be attached if not using Proginet's Standard Software License Agreement.

EXHIBIT H     DISTRIBUTOR FUNCTION REQUIREMENTS


Step 1: An issue is reported to the DISTRIBUTOR, via any of the problem reporting mechanisms (i.e. email, fax, phone, or web).

Step 2: A determination must be made whether this is a new call or an existing call. If it is a new call skip to step 5, if not continue with step 3.

Step 3: If this is an existing call, the individual that was working on the previous call should continue to work on the call, if that individual is available. This will make it easier to pick up the call were it was last left off. If the customer is reporting new information about the call, the customer support engineer should search the OASIS knowledge base to see if the new information has shed any light on the problem, and if there is already a known problem and resolution. If not the DISTRIBUTOR should review the customer's environment, settings and configuration to ensure that there are no errors.

Step 4:  Is issue solved.  If so go to step 13.  If no go to step 9.

Step 5: For issues reported via phone, the DISTRIBUTOR needs to collect the contact information and enter it into the OASIS database in real time. If the issue was reported via email or fax, or the web enter as much of the information below as is known.

     If the company that the individual is calling from is not in the database, then this may be an indication that the customer does not have a support contract with Proginet. It is the DISTRIBUTOR's responsibility to confirm that the company is currently paying for support, or is currently trialing the product. If the company should be receiving support the DISTRIBUTOR should work out with the Proginet accounts receivable department the exact details of the support contract. If this company is a trial, then Proginet's customer support department should be provided with the appropriate documentation of the trial (TLA and pre-install checklist).

     For this step the DISTRIBUTOR should collect the following information:

          1.   Company
          2.   Contact information of the caller
          3. Product in question, including the versions of all components in question (i.e. Net/Wrk 400 3.6 and Net/Wrk NT 2.7.0.6)
          4.   Any PTFs applied to our software
          5.   Platforms including version number of the operation system
          6.   Protocol being used (i.e. SNA or TCP/IP)
          7.   Brief Description

Step 6: After inputting the information in step 5 into the OASIS database the DISTRIBUTOR will be returned with a problem record number. For issues reported via phone inform the customer of the number before continuing. If the call was reported via email or fax, the DISTRIBUTOR should contact the customer and inform them that PROGINET has received their issue and PROGINET is working on it. When DISTRIBUTOR first makes contact with the customer be sure to inform them of the call number.

Step 7: The DISTRIBUTOR should search the knowledge base to see if the issue being reported is already a known problem with a resolution. If not the DISTRIBUTOR should review the customer's environment, settings and configuration to ensure that there are no user errors.

Step 8:  Is the issue solved?  If so go to step 13.  If not go to step 9.

Step 9: If at this point the DISTRIBUTOR is still not able to resolve the customer's problem , the DISTRIBUTOR will need to collect the appropriate diagnostic information. The type of information to collect will depend on the product, platform, and nature of the problem. If the DISTRIBUTOR is unsure of what diagnostics to collect, consult one of the members of Proginet's customer support team. At this point the DISTRIBUTOR should also collect any information that will be necessary to recreate the problem (i.e. batch jobs or parameter values specified in the interface).

Step 10: When the diagnostics collected in step 9 are received, the DISTRIBUTOR should review them to see if they indicate any configuration problems. The DISTRIBUTOR should contact, one of the members of Proginet's customer support team for the resolution if the DISTRIBUTOR is unfamiliar with the diagnostics or does not see anything.

     If the customer is able to recreate the problem, the DISTRIBUTOR should document exactly what needs to be done to recreate it and update the OASIS database with this information. If any batch jobs or configuration files were used in recreating the problem, these should be provided to Proginet.

Step 11: Is issue solved.  If so go to step 13.  If no go to step 12.

Step 12: Queue the issue to Proginet customer support team. Before you do this you should make sure that all of the information mentioned in Step 5 as well as what you determined from your review of the diagnostics. is clearly documented in the OASIS database. If the problem was recreated, clearly document all of the steps that were performed to recreate the problem, including batch jobs that were created.

     At this point the DISTRIBUTOR and Proginet have to make sure that the following take place:

     1. When the issue is queued to Proginet, that the database is updated on the progress of the issue.

     2. If additional information is required by Proginet, the DISTRIBUTOR must work with the customer to get this additional information.

     Step 13: Issue is solved: Once the customer has agreed that the issue is resolved then the DISTRIBUTOR should update OASIS and clearly identify that the issue has been resolved and the Customer has agreed to the resolution. The database must be updated to clearly indicate the issue and the resolution.


EXHIBIT I     TERMINATION PROCESS

     The following section will be enacted upon Termination of this Agreement by PROGINET or DISTRIBUTOR.

     1. All rights granted to DISTRIBUTOR under or pursuant to this Agreement shall immediately cease, except as otherwise specifically provided in this Section and DISTRIBUTOR will cease holding itself out as a DISTRIBUTOR of the PRODUCTS. Upon the termination of this Agreement, the parties agree to continue their cooperation and to effect an orderly termination of their relationship. This will include DISTRIBUTOR being allowed to pursue and conclude all business, which was duly forecasted before termination and is likely to be closed with in one hundred eight (180) days of termination notification.

     2. All existing software license agreements and maintenance agreements shall be fully vested in PROGINET upon occasion of renewal, and DISTRIBUTOR shall have no further rights therein. DISTRIBUTOR shall provide a complete list of all customers using Proginet products, including what products and platforms are in use. Upon PROGINET's specific request, notify all existing CLIENT(S) and/or users of the PRODUCTS in the TERRITORY that such CLIENT(S) and/or users agreements run directly with PROGINET, and that all further payments and communications should be directed to PROGINET. In addition, PROGINET shall have the right to directly communicate such termination to all CLIENT(S) and assume full contact with such CLIENT(S) AND PROGINET shall have the right to contact CLIENT(S) and instruct that all SOFTWARE LICENSE FEES and MAINTENANCE FEES should be paid directly to PROGINET, DISTRIBUTOR shall immediately pay to PROGINET any amounts then owing from DISTRIBUTOR to PROGINET, including any pro rata maintenance monies that have not been earned by DISTRIBUTOR.
     3. Unless otherwise agreed to in writing, or as specified above by PROGINET, DISTRIBUTOR shall immediately, as customer servicing is completed, return to PROGINET all of the following which, on the date of expiration or termination, are in DISTRIBUTOR'S possession or under its control: (i) all originals and copies of all PRODUCTS literature, price lists, customer lists, customer license and maintenance agreements, technical data PRODUCTS samples, drawings, designs and all documents and electronic media containing CONFIDENTIAL INFORMATION except those, if any, which DISTRIBUTOR is entitled to retain under DISTRIBUTOR'S LICENSE AGREEMENT; and (ii) a complete list of the names and addresses of all CLIENT(S) for whom DISTRIBUTOR is then supporting any of the PRODUCTS, additionally, The maintenance payments made by customers during the period of the distributor agreement, must be properly apportioned for the time of support provided by each of the parties. Under the Generally Accepted Accounting Principles (GAAP) guidelines, maintenance is categorized as Unearned monies which are earned for each month of covered support. Therefore the monies recognized each month from the payment are one twelfth of the total amount paid. By the end of the year for which maintenance is purchased, all monies are thereby recognized.

          All customer maintenance covered by the terminating agreement will be broken out to show the amount of monies earned by each party. This chart will then show what payments are required by the Partner to Proginet, or by Proginet to the Partner.

          Any maintenance that is not current and is late will be due and payable to the other party upon the signing of the letter of termination.

          Payment will be made by the appropriate party within thirty days of signing the Letter of Termination.

     4. Together with the materials described above, DISTRIBUTOR shall deliver to PROGINET a document duly executed on behalf of DISTRIBUTOR certifying that no such materials are in DISTRIBUTOR'S possession or under its control DISTRIBUTOR shall also deliver to PROGINET as soon as possible any of the foregoing materials that come into DISTRIBUTOR'S possession or under its control after the expiration or termination of this Agreement.

     5. DISTRIBUTOR shall immediately cease holding itself out as a representative of PROGINET, shall destroy all advertising and promotional literature, stationery and other materials within its possession or control bearing any TRADEMARKS, and shall destroy any and all signs or notices bearing TRADEMARKS or otherwise identifying DISTRIBUTOR as a representative of PROGINET, the PRODUCTS or the TELEPHONE SUPPORT.

     6. Neither DISTRIBUTOR nor PROGINET is responsible for promises or lost opportunities made to other parties that are not fulfilled as a result of the termination of this agreement.

                             CONTRACT SUMMARY FORM



Effective Date of Agreement:
                            -----------------------------------------


Company:                                           Address:

                        --------------------------              -----------------------------------------------

Product:                                           Number of SecurPass
                                                   users (If applicable):
                        --------------------------                            ---------------------------------

Number of Servers:                                 CPUID's of all machines
                                                   running software:
    (CyberFUSION only)
                        ---------------------                            ---------------------------------

Total Sale Amount (USD):                                        Maintenance
                                                                Paid/Owed:
                                        -----------------------                      -------------------------
Amount remitted by customer:                                    Maintenance Period
                                                                Coverage:
                                        -----------------------                      --------------------------
Amount remitted by customer in USD                              Proginet's Portion
(If different from above):                                      of sale (USD):
                                        -----------------------                      --------------------------

Senior Management:                                        Phone
                                                                   ------------------------------
Name                                                      Fax
                -----------------------------------------          ------------------------------
Title                                                     Email
                -----------------------------------------          ------------------------------


Technical Contact:                                        Phone
                                                                   ------------------------------
Name                                                      Fax
                -----------------------------------------          ------------------------------
Title                                                     Email
                -----------------------------------------          ------------------------------


Administrative Contact:                                   Phone
                                                                   ------------------------------
Name                                                      Fax
                -----------------------------------------          ------------------------------
Title                                                     Email
                -----------------------------------------          ------------------------------